Exhibit 10.1

                           ASSET ACQUISITION AGREEMENT

     THIS ASSET ACQUISITION AGREEMENT (this "Agreement") is made effective as of
                                             ---------
the  1st  day  of  January,  2005 (the "Effective Date"), by and among Musters &
                                        --------------
Company,  Inc.,  a New York corporation (being herein referred to as "Musters"),
                                                                      -------
and  XA, Inc., a Nevada corporation (being herein referred to as "XA").  MUSTERS
                                                                  --
and  XA  are  collectively  referred  to  herein  as  the  "Parties."
                                                            -------

PRELIMINARY  STATEMENTS
-----------------------

     A. MUSTERS desires to transfer and XA desires to acquire substantially all of the assets and assume certain liabilities of MUSTERS.

     B.   MUSTERS  is  an  event  planner  and  event  decor firm ("Business").
                                                                  -------------

     C. MUSTERS owns certain assets that XA intends to acquire as set forth in Schedule A (the"Assets") having a fair market value of at least 80% of
                          --------
          all  of  MUSTERS's  assets.

     D. The Parties have reached an understanding whereby MUSTERS will transfer and XA will acquire Assets from MUSTERS and XA will assume only those specific liabilities set forth in Schedule B ("Liabilities").
           ---------------

     E. The Parties mutually desire to set forth in writing all of the terms and conditions whereby the aforementioned purchase and sale of the assets, which is intended to constitute a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Internal Revenue Code of 1986 (the "Code"), shall take place.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, MUSTERS and XA do hereby agree as follows:

                                   ARTICLE I.
                                 INTERPRETATION

1.1 The Preliminary Statements, above, shall form an integral part hereof as if recited herein at length.

1.2 Where used herein or in any amendment hereto the following terms shall have the meaning defined in this Section 1.2 unless the context indicates otherwise:

     (a) "Accounts Receivable" means all accounts receivable of MUSTERS as set forth in MUSTERS's Balance Sheet on the Closing Date.

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     (b)  "Accounts  Payable" means all accounts payable of MUSTERS as set forth in  MUSTERS's  Balance  Sheet  on  the  Closing  Date.

     (c)  "Agreement"  means  this  Asset  Purchase  Agreement;

     (d) "Business" has the meaning assigned thereto in the Preliminary Statements;

     (e) "Books and Records" means all books and records of MUSTERS other than stock books and tax records to be retained by MUSTERS;

     (f)  "Cash"  means  all  of  MUSTERS's  cash  on hand and funds on deposit.

     (g) "Checking/Savings Accounts" means the total Checking/Savings Accounts of MUSTERS.

     (h) "Closing" or "Closing Date" means January 3, 2005, or such other date as mutually agreed to in writing by the Parties hereto;

     (i) "Computer and Computer Equipment" means the computer peripherals of MUSTERS relating to the Business to the extent transferable;

     (j) "Computer Software" means the computer software of MUSTERS relating to the Business;

     (k)  "Copyrights"  means  any  copyrights  held  by  MUSTERS;

     (l)  "Contract  Rights"  means  MUSTERS's  contract  rights;

     (m)  "Customer  Lists"  means  MUSTERS's  lists  of  customers;

     (n)  "Equipment"  means  the  office  equipment  of  MUSTERS;

     (o) "Financial Statements" means the financial statements of MUSTERS as of the Closing Date as set forth in Schedule D;

     (p)  "Fixtures"  means  the  fixtures  owned  by  MUSTERS;

     (q) "Goodwill" means the goodwill of MUSTERS relating to the Business, books and records of MUSTERS, the right to all telephone, telecopier numbers relating to the Business, the right to all web site and domain names, all information in the possession of MUSTERS relating to the operations of the Business, the exclusive right of XA to represent itself as carrying on the Business as well as all corporate business opportunities of MUSTERS;

     (r)  "Inventory" means the inventory of MUSTERS as set forth in Schedule A;

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     (s)  "Leasehold  Improvements"  means all leasehold improvements of MUSTERS with respect to any and all premises currently being leased by MUSTERS;

     (t) "Leases" means all of the leases under which MUSTERS is currently leasing any premises, wherever situated;

     (u) "Letter of Intent" means the Acquisition Letter of Intent dated Monday, November 1, 2004 by and between MUSTERS and The Experiential Agency, Inc. (now known as XA, Inc.

     (v) "Loans Receivable" means all loans receivable by MUSTERS including all loans due from MUSTERS's officers, directors, affiliates or majority shareholders;

     (w)  "Patents"  means  all  patents  held  by  MUSTERS;

     (x) "Permits" means all permits held by MUSTERS, to the extent transferable;

     (y)  "Prepaid Expenses" means all prepaid expenses and deposits of MUSTERS;

     (z)  "Production  Equipment"  means  all  production  equipment of MUSTERS;

     (aa) "Software"  means  all  software  of  MUSTERS;

     (bb) "Source Codes" means all software source codes owned by MUSTERS to the extent same is transferable;

     (cc) "Trademarks" means all trademarks, business logos designs and/or corporate identity assets that are owned or in use by MUSTERS, including any rights related to the name Musters & Company and any and all trademarks, business logos, designs, and/or corporate identity assets that are owned or in use by MUSTERS;

     (dd) "Trade  Names"  means  all  trade  names  used  by  MUSTERS.

     (ee) "Trade  Secrets"  means  MUSTERS'  method  of  conducting  business.

1.3 The following Schedules are incorporated in this Agreement by reference and are deemed to be an integral part hereof:

                    Schedule  A  -  Schedule  of  assets  to  be acquired by XA.

                    Schedule  B  -  Schedule of liabilities to be assumed by XA.

                    Schedule  C  -  Schedule  of  work  in  progress adjustments

                    Schedule  D  -  Financial  Statements  of  MUSTERS as of the
                                    Closing  Date

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                                   ARTICLE II.
                       ACQUISITION OF PROPERTY AND ASSETS

2.1 Subject to the terms and conditions hereof, MUSTERS hereby agrees to transfer, assign, and deliver, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, not excluded below, the Assets to XA and XA hereby agrees to acquire the Assets from MUSTERS (the "Acquisition").

2.2 Assets excluded from the Acquisition will be Accounts Receivable, insurance policies, claims for tax refunds, employee benefit plans (or interests therein) and all real estate (excluding leasehold improvements) either held by MUSTERS or an affiliated entity (the "Remaining Assets"), which Remaining Assets shall have a fair market value equal to or less than 20% of all of MUSTERS' assets.

2.3 The Assets to be acquired pursuant to this Agreement will be approved by XA as listed on Schedule A.

2.4 XA shall cause to be issued to MUSTERS One Hundred Fifty Thousand (150,000) post 1:20 reverse-split shares of XA's unregistered common stock ("Shares"). The Shares are referred to herein as the "SHARES". The Shares shall be restricted under Rule 144.

2.5 XA will assume only certain liabilities of MUSTERS, as set forth on Schedule B. Additionally, at the Closing date, by mutual agreement of the Parties, XA may assume additional liabilities of MUSTERS. Liabilities excluded from the Acquisition will be MUSTERS' Accounts Payable.

2.6 At Closing, MUSTERS shall (1) deliver to XA a general conveyance of the Assets and all other deeds of conveyance, transfer and assignment, consents and any other documents duly executed, in form and content satisfactory to XA, appropriate to effectively vest good and marketable title to the Assets free and clear of all encumbrances and immediately registrable in all places where registration of such instruments is necessary or desirable duly endorsed for transfer of the Assets to XA; (2) deliver possession of the Assets to XA; and
(3) deliver to XA certified copies of resolutions of the shareholders and directors of MUSTERS authorizing the transfers contemplated hereby.

2.7     On  Closing,  XA  shall  deliver  to  MUSTERS the SHARES as set forth in
Section  2.4,  above.

                                  ARTICLE III.
                              ASSIGNMENT OF LEASES

3.1 Subject to XA's approval and acceptance, XA will assume and agree to perform MUSTERS' Leases and MUSTERS will assign all of its right, title and interest in all Leases to XA.

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3.2     In  consideration  of the assignment of the Leases, XA hereby undertakes to discharge, perform and fulfill all obligations, commitments and engagements of MUSTERS entered into in connection with said Leases and to indemnify and save MUSTERS harmless with respect to same.

                                   ARTICLE IV.
              COVENANTS, REPRESENTATIONS AND WARRANTIES OF MUSTERS

     MUSTERS covenants, represents and warrants as follows to XA and acknowledges and confirms that XA is relying on such covenants, representations and warranties in connection with the acquisition of the Assets:

4.1 MUSTERS is a corporation duly organized, validly existing, and in good standing under the laws of the State of New York and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets, to carry on the Business in all material respects as it is now being conducted, and except where failure to be so qualified would not have a material adverse effect on the Business, there is no jurisdiction in which it is not qualified in which the character and location of the assets owned by it or the nature of the Business requires qualification.

4.2 All of the Assets are owned solely and unconditionally by MUSTERS and MUSTERS has good, valid and marketable title thereto, free and clear of all hypothecations, pledges, mortgages, liens, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever or however arising except for those charges disclosed to XA or created by operation of law alone.

4.3 No person, firm or corporation has any written or oral agreement, option, understanding or commitment, or any right or privilege capable of becoming an agreement, for the purchase from MUSTERS of any of the Assets.

4.4 The execution, delivery and carrying out of this Agreement by MUSTERS will not violate any provision of law, MUSTERS' Certificate of Incorporation or its Bylaws, and will not conflict with or result in any breach of any of the terms, conditions or provisions of or constitute a default pursuant to any instrument or agreement to which MUSTERS is a party or by which MUSTERS is bound.

4.5 MUSTERS has full corporate power, capacity and authority to enter into, and to carry out and perform its obligations under this Agreement and any agreements contemplated hereby. MUSTERS has taken all action required by law, its Certificate of Incorporation, its Bylaws, or otherwise to authorize the execution and delivery of this Agreement, and MUSTERS has full power, authority, and legal right and has taken all action required by law, its Certificate of Incorporation, Bylaws, or otherwise, including all approvals and consents, necessary in order to effect the transactions contemplated hereby.

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4.6     All  inventories  have  been  accumulated in the ordinary course, are in good and marketable condition save and except such reserves for damages as are reflected in the Financial Statements.

4.7 Any announcement or press or news release by MUSTERS or its shareholders, employees, officers, directors, or agents made prior to or after Closing shall be reviewed and approved in writing by XA prior to its release, subject to any requirement of law.

4.8 MUSTERS shall be responsible for any and all costs (including but not limited to attorney's fees, settlement amounts, arbitration amounts, court decrees, judgments or the like) and shall indemnify XA against any litigation, actions, claims, suits, legal administration or arbitration proceedings existing or pending with MUSTERS prior to Closing.

4.9 MUSTERS agrees that the information supplied to XA prior to the acquisition Letter of Intent , regarding MUSTERS' assets including (a) MUSTERS' financial projections prepared by MUSTERS; (b) the historical unaudited balance sheets, and income statements for the fiscal years ended 1999 through 2003; and
(c)  the  quarterly  financial  statements provided, was substantially accurate.

4.10 MUSTERS agrees that no material adverse change, as determined by XA in its reasonable judgment, in the Assets or the Liabilities of MUSTERS or in MUSTERS' Business, financial condition or prospects shall have occurred, other then changes that have been communicated to XA on or prior to the date of this Agreement.

4.11 Prior to Closing this Agreement, MUSTERS shall have received all necessary corporate approvals authorizing this Agreement and the transaction contemplated pursuant to this Agreement.

4.12 This Agreement shall have received the necessary consents or approvals from third parties, including any governmental approvals, and any necessary governmental filings shall have been made prior to Closing.

4.13 In the event that this Agreement is terminated due to a material misrepresentation or material omission of information known to MUSTERS or any of its representatives, or pursuant to section 4.15, then MUSTERS shall be responsible and shall reimburse XA for all expenses incurred by XA prior to such termination.

4.14 MUSTERS acknowledges that the Shares will be restricted securities under the Securities Act of 1933 (the "Securities Act"), will be issued pursuant
                                       --------------
to an exemption from registration requirements of the Securities Act pursuant to
Section 4(2) of the Securities Act and will be endorsed with a legend in a form substantially similar to the following:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED WITHOUT EITHER: i) REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR ii) SUBMISSION TO THE CORPORATION OF AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION THAT SAID SHARES AND THE TRANSFER THEREOF ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS."

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MUSTERS  represents  to  XA  that MUSTERS is acquiring the Shares for investment purposes and not with a view to resell or distribute except with respect to its complete liquidation which shall occur after the Closing pursuant to Section 368(a)(2)(G) of the Internal Revenue Code of 1986, as amended.

4.15 MUSTERS represents and warrants that immediately after the acquisition of the Assets contemplated hereby, MUSTERS will liquidate the Remaining Assets and any other assets that continue to be in MUSTERS' possession and dissolve its status as a corporation.

                                   ARTICLE V.
                 COVENANTS, REPRESENTATIONS AND WARRANTIES OF XA

     XA covenants, represents and warrants as follows to MUSTERS and acknowledges and confirms that MUSTERS is relying on such covenants, representations and warranties in connection with the transfer of the Assets:

5.1 XA is a company duly organized, validly existing, and in good standing under the laws of the State of Nevada and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets, to carry on its business in all material respects as it is now being conducted, and except where failure to be so qualified would not have a material adverse effect on its business, there is no jurisdiction in which it is not qualified in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification.

5.2 The execution, delivery and carrying out of this Agreement by XA will not violate any provision of law or XA's Articles of Incorporation as amended or Bylaws, and will not conflict with or result in any breach of any of the terms, conditions or provisions of or constitute a default pursuant to any instrument or agreement to which XA is a party or by which XA is bound.

5.3 XA has full corporate power, capacity and authority to enter into, and to carry out and perform its obligations under this Agreement and any agreements contemplated hereby. XA has taken all action required by law, its Articles of Incorporation as amended, its Bylaws, or otherwise to authorize the execution and delivery of this Agreement, and XA has full power, authority, and legal right and has taken all action required by law, its Articles of incorporation as amended, Bylaws, or otherwise, including all approvals and consents, necessary in order to effect the transactions contemplated hereby.

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5.4     This  Agreement  shall have received the necessary consents or approvals from third parties, including any governmental approvals, and any necessary governmental filings shall have been made prior to Closing.

5.5 Assets purchased by XA will be based on the Balance Sheet, and shall be reviewed by a certified public accounting firm selected by XA to conduct accounting due diligence, whose fees and expenses shall be paid by XA.

5.6 XA agrees that, at the time of Closing, it will enter into an Executive Employment Agreement with Mark Musters, MUSTERS' president, with terms substantially similar to the document attached hereto as Exhibit A.

5.7 Prior to closing this Agreement, XA shall have received all necessary corporate approvals authorizing this Agreement and the transaction contemplated pursuant to this Agreement.

5.8 At Closing XA shall have entered into a lease of MUSTERS' business premises on terms satisfactory to XA and premises owner.

5.9 At Closing, subject to XA's approval and acceptance, XA will assume and agree to perform all of MUSTERS's executory contracts, leases, and employee benefit plans that XA determines are necessary for the operation of MUSTERS's business and specifically assumes under this Agreement.

5.10 XA retains the right, in its sole discretion, to bring in any partners or co-investors to consummate the transaction contemplated herein.

                                   ARTICLE VI.
                               EMPLOYMENT  MATTERS

6.1 MUSTERS is not a party to and does not have, in effect or to become effective after the date of this Agreement, any written (1) employment agreement; (2) contract for employment or compensation arrangement with any officer, director or employee; (3) consulting agreement; or (4) agreement or arrangement that provides for bonus, cash or deferred compensation, severance pay, medical, health or hospitalization benefits, pension, profit sharing, thrift or retirement benefits, stock options, employee stock ownership, life or group insurance, death or welfare benefits, incentives, vacation pay, sick leave, a cafeteria plan, so-called "golden parachute" payments, disability benefits or an employee trust.

                                  ARTICLE VII.
                                 INDEMNIFICATION

7.1 MUSTERS hereby undertakes and agrees to indemnify XA and save it harmless from and against any claims, actions or suits which may be made or instituted against XA, and from and against any and all damages or losses suffered by XA by reason of or arising from the breach of any obligation of MUSTERS under this Agreement, or any incorrectness in, or breach of, any covenant, representation or warranty made by MUSTERS in this Agreement.

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

7.2 XA hereby undertakes and agrees to indemnify MUSTERS and save it harmless from and against any claims, actions or suits which may be made or instituted against MUSTERS, and from and against any and all damages or losses suffered by MUSTERS by reason of or arising from the breach of any obligation of XA under this Agreement, or any incorrectness in, or breach of, any covenant, representation or warranty made by XA in this Agreement.

                                 ARTICLE  VIII.
                                  MISCELLANEOUS

8.1 The representations, warranties and covenants contained herein and the documents submitted pursuant to or in connection with the transactions herein provided shall survive for one year from the Closing of the acquisition and transfer of the Assets and, notwithstanding such Closing and regardless of any investigations by or on behalf of any of the Parties with respect thereto, shall continue in full force and effect for the benefit of the respective Parties.

8.2 Each party shall bear and pay its own respective fees, costs, and expenses incurred in connection with the negotiation, preparation and execution of the Agreement and/or its consummation, the registering of any documents pursuant to the transactions hereunder, and preparation and production of all documents required to be delivered by either party at Closing, except as otherwise provided in sections 4.8, 7.1 and 7.2 of this Agreement.

8.3 This Agreement, including the Schedules annexed hereto, constitutes the entire Agreement between the Parties and may not be amended or modified in any respect except by written instrument signed by the Parties.

8.4 This Agreement is personal to the Parties and may not be assigned, transferred or otherwise disposed of to any other party.

8.5 This Agreement shall inure to the benefit of and be binding upon the Parties and their respective administrators and successors.

8.6 In the event that any of the provisions, warranties, representations or covenants or any portion of them contained in this Agreement are unenforceable or are declared invalid for any reason whatsoever, such unenforceability or invalidity shall not affect the enforceability or validity of the remaining terms or portions thereof contained in this Agreement.

8.7 This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

8.8 The division of this Agreement into articles, sections, subsections, paragraphs and schedules, the use of headings or the provision of a table of contents are for convenience of reference only and should not affect the interpretation or construction of this Agreement.

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

8.9 The singular shall include the plural where indicated by the context and all words and personal pronouns relating thereto shall be read and construed so as to give them proper meaning within the context in which they are used.

8.10     This  Agreement  may  be  executed  in  one  or  more  counterparts.

8.11 For purposes of this Agreement, a faxed signature shall constitute an original signature.

     IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement effective on the date first hereinabove mentioned.

                                   MUSTERS  &  COMPANY,  INC.
                                   /s/ Mark Musters
                                   --------------------------------
                                   Mark  Musters
                                   President

                                   XA,  INC.
                                   /s/ Frank Goldstin
                                   --------------------------------
                                   Frank Goldstin
                                   CEO

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